ICAP II

Anchor Series Trust


Supplement to the Prospectus dated March 30, 1999


Substitution - Fixed Income and Foreign Securities Portfolios

     On August 6, 1999, pursuant to an order of exemption granted by the Securities and Exchange Commission, the shares of the Fixed Income Portfolio and Foreign Securities Portfolio were substituted with shares of the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio, respectively. As outlined under the heading "Substitution Application - Fixed Income and Foreign Securities Portfolios" on page 20 of the Prospectus, the Trust and the Life Companies believe the Substitution to be in the best interest of shareholders. In addition, the Substitution did not cause a change in the amount of any contract value, death benefit or investment in an applicable Variable Contract, and all expenses and transaction costs associated with the Substitution will be assumed by the Life Companies. For more information concerning the Substitution, please refer to page 20 of the Prospectus as well as to the prospectus of an applicable Variable Contract.


                         Dated: August 11, 1999